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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 1, 2005

Merrill Lynch Mortgage Investors, Inc. (as company under an Indenture, dated as of August 1, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes, MLCC Series 2005-2)

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                          333-127233                     33-3416059
--------------------------------------     ----------------------    -------------------------------
    (State or Other Jurisdiction                (Commission                 (I.R.S. Employer
          of Incorporation)                     File Number)             Identification Number)

      4 World Financial Center
         New York, New York                                                      10281
--------------------------------------                               -------------------------------
   (Address of Principal Executive                                             (Zip Code)
              Offices)


Registrant's telephone number, including area code: (212) 449-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

                  25.1 Statement of Eligibility of HSBC Bank USA, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                       By: /s/ Tom Saywell
                                           ----------------------------------
                                       Name:   Tom Saywell
                                       Title:  Authorized Signatory


Dated: August 25, 2005

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                                Index to Exhibits


Exhibit
Number                        Description
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25.1                          Statement of Eligibility of HSBC Bank USA,
                              National Association on Form T-1 under the Trust
                              Indenture Act of 1939 of a corporation designated to act as Trustee.